THE MUNDER FUNDS

Supplement Dated February 3, 2005, to the

Prospectuses dated October 31, 2004

Munder Balanced Fund	Munder Micro-Cap Equity Fund
Munder Bond Fund	Munder MidCap Select Fund
Munder Cash Investment Fund	Munder Multi-Season Growth Fund®
Munder Future Technology Fund	Munder NetNet Fund®
Munder Healthcare Fund	Munder Power Plus Fund®
Munder Index 500 Fund	Munder Real Estate Equity Investment Fund
Munder Intermediate Bond Fund	Munder Small-Cap Value Fund
Munder International Bond Fund	Munder Tax-Free Bond Fund
Munder International Equity Fund	Munder Tax-Free Money Market Fund
Munder Large-Cap Value Fund	Munder Tax-Free Short & Intermediate Bond Fund
Munder Michigan Tax-Free Bond Fund	Munder U.S. Government Income Fund

and the

Prospectuses dated April 30, 2004

Munder S&P® MidCap Index Equity Fund

Munder S&P® SmallCap Index Equity Fund

Munder Institutional Money Market Fund

Under the heading “PURCHASE INFORMATION – Policies for Purchasing Shares – Investment Minimums (Class Y Shares),” of the Shareholder Guide in the Prospectus, the following disclosure is hereby added:

Investment minimums do not apply to purchases made through certain retirement plans and certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THE MUNDER FUNDS

Supplement Dated February 3, 2005, to the

Statement of Additional Information dated October 31, 2004

Effective as of February 4, 2005, under the heading “NET ASSET VALUE – All Funds”, which begins on page 70 of the SAI, the seventh paragraph of that section is hereby deleted and replaced with the following:

The Board has adopted special procedures for valuing securities held by the International Equity Fund that are traded principally on an overseas market or exchange (“Foreign Security”). On each day on which the net asset value of the Fund is calculated, if the change in the value of the U.S. equity markets (as represented by the S&P 500® Index or another appropriate benchmark) exceeds a specific threshold, each Foreign Security held by the Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in the values of certain markets, indices and/or securities) rather than using the last closing price of such Foreign Security on its principal overseas market or exchange. Each of the fair value determinations made by the independent pricing agent is subject to adjustment by the Pricing Committee. The specific threshold for fair valuing Foreign Securities may be revised, from time to time, by the Board as it deems appropriate and necessary. In addition, the Pricing Committee will regularly monitor and review the valuations provided by the pricing agent and will periodically report to the Board on the pricing agent’s performance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE